UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2025

BARFRESH FOOD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41228	27-1994406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Wilshire Boulevard Suite 1720, Los Angeles, California 90010

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 598-7113

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.000001 par value	BRFH	The Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 7, 2025, Barfresh Food Group Inc., a Delaware corporation (“the Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”), which reported that on October 3, 2025, the Company completed the acquisition of Arps Dairy, Inc. (“Arps”), pursuant to the Stock Purchase Agreement (the “Purchase Agreement”), dated as of September 15, 2025, among the Company, Arps and the shareholders of Arps. This first amendment to the Original 8-K (“Amendment No. 1”) is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial statements required by Item 9.01 of Form 8-K. This Amendment No. 1 should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited financial statements as of and for the years ended December 31, 2024 and 2023 of Arps Dairy, Inc. and the unaudited condensed financial statements for the nine-month period ended September 30, 2025 are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K/A. Such financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

(b) Pro forma financial information.

The unaudited pro forma combined condensed financial information as of and for the year ended December 31, 2024 and the unaudited pro forma combined condensed financial information as of and for the nine months ended September 30, 2025, related to the Company’s acquisition of Arp’s Dairy, Inc. are attached as Exhibit 99.3 to this Form 8-K/A.

(d) Exhibits

23.1	Consent of Eide Bailly LLP.

99.1	Audited Financial Statements of Arps Dairy, Inc. as of and for the years ended December 31, 2024 and 2023.

99.2	Unaudited Condensed Financial Statements of Arps Dairy, Inc. as of and for the nine months ended September 30, 2025.

99.3	Unaudited Pro Forma Combined Condensed Financial Information as of and for the year ended December 31, 2024 and the nine months ended September 30, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Barfresh Food Group Inc., a Delaware corporation (Registrant)

Date: December 5, 2025		/s/ Lisa Roger
	By:	Lisa Roger
	Its:	CFO